UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

FORM N-Q

MARCH 31, 2014

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of investments (unaudited)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 63.3%
Adjustable Rate Mortgage Trust, 2005-11 5A1	0.424%	2/25/36	$748,550	$614,495	(a)
American Home Mortgage Assets, 2006-3 3A12	0.344%	10/25/46	1,498,822	1,093,931	(a)
American Home Mortgage Assets, 2006-6 A1A	0.344%	12/25/46	1,231,261	875,749	(a)
ARM Trust, 2005-1 5M1	1.204%	5/25/35	4,705,000	4,198,676	(a)
Banc of America Funding Corp., 2005-B 3A1	0.387%	4/20/35	1,510,688	1,431,076	(a)
Bear Stearns Alt-A Trust, 2004-10 1A1	0.834%	9/25/34	223,658	222,216	(a)
Bear Stearns ARM Trust, 2005-12 11A1	2.574%	2/25/36	148,269	118,294	(a)
Chevy Chase Mortgage Funding Corp., 2004-4A A1	0.384%	10/25/35	3,363,056	3,071,967	(a)(b)
Connecticut Avenue Securities, 2013-C01 M2	5.404%	10/25/23	11,110,000	12,393,983	(a)
Countrywide Alternative Loan Trust, 2004-6CB A	0.444%	5/25/34	4,123,308	4,070,610	(a)
Countrywide Alternative Loan Trust, 2005 J4 M2	0.794%	7/25/35	8,900,000	7,591,842	(a)
Countrywide Alternative Loan Trust, 2005-17 1A1	0.414%	7/25/35	370,620	323,960	(a)
Countrywide Alternative Loan Trust, 2005-24 1A1	1.439%	7/20/35	92,469	70,167	(a)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.387%	7/20/35	1,015,349	877,306	(a)
Countrywide Alternative Loan Trust, 2005-27 1A3	1.614%	8/25/35	3,481,751	3,313,272	(a)
Countrywide Alternative Loan Trust, 2005-27 2A1	1.479%	8/25/35	5,421,891	4,153,857	(a)
Countrywide Alternative Loan Trust, 2005-27 2A3	1.689%	8/25/35	5,395,092	4,586,286	(a)
Countrywide Alternative Loan Trust, 2005-44 1A1	0.484%	10/25/35	404,572	331,212	(a)
Countrywide Alternative Loan Trust, 2005-72 A1	0.424%	1/25/36	59,515	52,215	(a)
Countrywide Alternative Loan Trust, 2005-IM1 A1	0.454%	1/25/36	529,838	449,343	(a)
Countrywide Alternative Loan Trust, 2006-0A09 2A1B	0.357%	7/20/46	311,363	193,186	(a)
Countrywide Alternative Loan Trust, 2006-0A2 X1P, IO	2.653%	5/20/46	10,837,441	734,440	(a)
Countrywide Alternative Loan Trust, 2007-23CB A4, IO	6.346%	9/25/37	5,448,979	1,201,415	(a)
Countrywide Alternative Loan Trust, 2007-24 A3, IO	6.796%	10/25/37	5,596,439	1,192,528	(a)
Countrywide Alternative Loan Trust, 2007-J1 2A10	6.000%	3/25/37	4,040,250	2,943,766
Countrywide Home Loans, 2003-HYB1 1A1	2.702%	5/19/33	204,190	203,157	(a)
Countrywide Home Loans, 2004-16 1A3A	0.914%	9/25/34	3,246,924	3,095,471	(a)
Countrywide Home Loans, 2004-R1 1AF	0.554%	11/25/34	367,196	337,418	(a)(b)
Countrywide Home Loans, 2004-R2 1AF1	0.574%	11/25/34	181,794	161,016	(a)(b)
Countrywide Home Loans, 2005-R3 AF	0.554%	9/25/35	1,033,852	940,732	(a)(b)
Countrywide Home Loans, 2006-R2 AF1	0.574%	7/25/36	632,572	556,847	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.514%	3/25/35	93,353	83,250	(a)(b)
CS First Boston Mortgage Securities Corp., Whole Loan, 2002-10 2A1	7.500%	5/25/32	419,506	436,361
Federal Home Loan Mortgage Corp. (FHLMC), 2525 AM	4.500%	4/15/32	121,832	131,188
Federal Home Loan Mortgage Corp. (FHLMC), 2638 DI, IO, PAC	5.000%	5/15/23	140,265	9,016
Federal Home Loan Mortgage Corp. (FHLMC), 3027 AS, IO	5.998%	5/15/29	194,945	24,714	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3136 PS, IO, PAC-1	6.495%	4/15/36	2,982,048	462,975	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3265 SB, IO	5.988%	1/15/37	212,262	31,162	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3397 GS Remics IO	6.848%	12/15/37	1,840,685	339,115	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3601 BI, IO	5.000%	3/15/39	104,281	9,182
Federal Home Loan Mortgage Corp. (FHLMC), 3641 Z	5.500%	2/15/36	7,472,703	8,175,425
Federal Home Loan Mortgage Corp. (FHLMC), 3740 DS, IO	5.868%	10/15/40	15,378,593	2,934,225	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 63.3% (continued)
Federal Home Loan Mortgage Corp. (FHLMC), 3890 BE, PAC	5.000%	7/15/41	$5,000,000	$5,529,253
Federal Home Loan Mortgage Corp. (FHLMC), 3921 SB, IO	6.408%	9/15/41	13,621,663	2,943,451	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3947 SG, IO	5.798%	10/15/41	2,578,373	513,907	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3983 GS, IO	5.808%	1/15/42	14,234,888	2,758,885	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3990 GS, IO, PAC-1	6.448%	3/15/41	18,899,486	3,601,558	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4019 GI, IO, PAC	4.500%	12/15/41	4,531,021	924,450
Federal Home Loan Mortgage Corp. (FHLMC), 4032 CI, IO	3.500%	6/15/26	5,712,678	694,510
Federal Home Loan Mortgage Corp. (FHLMC), 4048 IK, IO	3.000%	5/15/27	1,632,664	202,200
Federal Home Loan Mortgage Corp. (FHLMC), 4057 IL, IO	3.000%	6/15/27	41,895,353	5,223,278
Federal Home Loan Mortgage Corp. (FHLMC), 4060 JS, IO	5.848%	6/15/42	17,356,612	3,383,376	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4063 S, IO	5.798%	6/15/42	7,076,729	1,417,177	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4076 SW, IO	5.898%	7/15/42	267,931	60,077	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4077 SB, IO	5.848%	7/15/42	8,002,164	1,612,170	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4085, IO	3.000%	6/15/27	6,627,291	868,222
Federal Home Loan Mortgage Corp. (FHLMC), 4092 AI, IO	3.000%	9/15/31	11,003,349	1,574,269
Federal Home Loan Mortgage Corp. (FHLMC), 4097 ST, IO	5.898%	8/15/42	535,703	120,375	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4114 LI, IO	3.500%	10/15/32	10,862,294	1,961,445
Federal Home Loan Mortgage Corp. (FHLMC), 4120 YS, IO	5.998%	10/15/42	24,189,942	5,415,569	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4123 DI, IO	3.000%	10/15/27	51,192,790	6,433,014
Federal Home Loan Mortgage Corp. (FHLMC), 4134 IM, IO, PAC	3.500%	11/15/42	12,249,731	2,420,167
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SE, IO	5.998%	11/15/42	453,375	98,861	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SJ, IO	5.998%	11/15/42	464,851	108,531	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SQ, IO	5.998%	11/15/42	644,584	141,313	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4139 EI, IO	3.000%	9/15/31	22,554,198	3,079,658
Federal Home Loan Mortgage Corp. (FHLMC), 4142 IA Remics IO	3.000%	12/15/32	12,647,593	2,138,173
Federal Home Loan Mortgage Corp. (FHLMC), 4144 GI, IO, PAC-1	3.000%	12/15/32	7,762,526	1,110,030
Federal Home Loan Mortgage Corp. (FHLMC), 4147 IN, IO	3.500%	12/15/32	9,588,046	1,752,253
Federal Home Loan Mortgage Corp. (FHLMC), 4151 AI, IO	3.000%	1/15/33	24,483,735	3,957,730
Federal Home Loan Mortgage Corp. (FHLMC), 4156 AI, IO	3.000%	10/15/31	41,107,233	5,614,956
Federal Home Loan Mortgage Corp. (FHLMC), 4156 SA, IO, PAC	6.048%	1/15/33	13,347,240	2,464,910	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 63.3% (continued)
Federal Home Loan Mortgage Corp. (FHLMC), 4166 PZ, PAC-11	3.250%	2/15/43	$4,143,145	$3,458,778
Federal Home Loan Mortgage Corp. (FHLMC), 4170 PI, IO, PAC-1	3.000%	1/15/33	13,682,401	1,875,179
Federal Home Loan Mortgage Corp. (FHLMC), 4173 AZ	3.000%	3/15/43	4,786,707	3,880,298
Federal Home Loan Mortgage Corp. (FHLMC), 4203 PS, IO, PAC	6.098%	9/15/42	3,791,721	757,716	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4206 CZ	3.000%	5/15/43	5,126,416	4,057,451
Federal Home Loan Mortgage Corp. (FHLMC), 4210 Z	3.000%	5/15/43	9,268,550	7,604,577
Federal Home Loan Mortgage Corp. (FHLMC), 4226 GZ	3.000%	7/15/43	5,100,879	4,073,437
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	3,142,381	3,509,847
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 267 S5, IO	5.848%	8/15/42	25,041,517	5,529,229	(a)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 309 PO, PO	0.000%	8/15/43	12,151,000	9,101,775
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 311 S1, IO	5.798%	8/15/43	7,274,507	1,576,198	(a)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 326 PO, PO	0.000%	3/15/44	12,500,000	9,257,813	(c)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 327 PO, PO	0.000%	3/1/44	8,300,000	6,105,688	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.196%	4/25/20	5,203,951	278,021	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.663%	6/25/20	1,380,235	107,239	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K009 X1, IO	1.487%	8/25/20	1,101,668	77,724	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K034 X3, IO	1.726%	9/25/41	16,200,000	2,019,063	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K714 X3, IO	1.793%	1/25/42	21,598,714	2,127,128	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.375%	6/25/21	31,355,938	2,268,147	(a)
Federal National Mortgage Association (FNMA), 2003-022, IO	6.000%	4/25/33	326,353	69,222
Federal National Mortgage Association (FNMA), 2009-006 KZ	5.000%	2/25/49	2,241,380	2,432,629
Federal National Mortgage Association (FNMA), 2009-059 LB	5.430%	8/25/39	2,057,934	2,112,381	(a)
Federal National Mortgage Association (FNMA), 2009-074 TX, PAC	5.000%	9/25/39	5,000,000	5,402,115
Federal National Mortgage Association (FNMA), 2010-002 AI, IO	5.500%	2/25/40	2,086,476	419,364
Federal National Mortgage Association (FNMA), 2010-059 PC, PAC	5.000%	6/25/40	19,140,000	21,134,819
Federal National Mortgage Association (FNMA), 2010-084 SK, IO	6.406%	8/25/40	7,329,387	1,051,119	(a)
Federal National Mortgage Association (FNMA), 2010-110 AE	9.750%	11/25/18	1,230,168	1,385,228

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY\	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 63.3% (continued)
Federal National Mortgage Association (FNMA), 2010-123 SK, IO	5.896%	11/25/40	$9,855,922	$1,907,631	(a)
Federal National Mortgage Association (FNMA), 2010-150 SK, IO	6.376%	1/25/41	3,858,714	609,255	(a)
Federal National Mortgage Association (FNMA), 2011-015 AB	9.750%	8/25/19	851,175	958,253
Federal National Mortgage Association (FNMA), 2011-051 SM, IO	5.696%	6/25/41	20,494,580	3,069,090	(a)
Federal National Mortgage Association (FNMA), 2011-059 NZ	5.500%	7/25/41	348,866	397,302
Federal National Mortgage Association (FNMA), 2011-059 YS, IO	6.546%	11/25/40	14,868,828	1,884,121	(a)
Federal National Mortgage Association (FNMA), 2011-062 LS, IO	6.446%	1/25/32	10,143,096	1,555,721	(a)
Federal National Mortgage Association (FNMA), 2011-087 SH, IO	6.396%	3/25/41	14,570,610	2,542,631	(a)
Federal National Mortgage Association (FNMA), 2011-099 KI, IO	4.500%	12/25/25	2,686,106	353,327
Federal National Mortgage Association (FNMA), 2011-144 PT	12.222%	1/25/38	2,071,225	2,584,159	(a)
Federal National Mortgage Association (FNMA), 2012-009 WS, IO	6.346%	2/25/42	16,922,887	3,429,173	(a)
Federal National Mortgage Association (FNMA), 2012-014 SL, IO	6.396%	12/25/40	15,998,041	2,948,791	(a)
Federal National Mortgage Association (FNMA), 2012-028 B	6.500%	6/25/39	3,196,481	3,554,221
Federal National Mortgage Association (FNMA), 2012-043 AI, IO	3.500%	4/25/27	19,832,683	2,731,512
Federal National Mortgage Association (FNMA), 2012-047 JS, IO	6.346%	5/25/42	9,851,374	2,306,676	(a)
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	1,749,238	1,943,394
Federal National Mortgage Association (FNMA), 2012-067 KS, IO	5.796%	7/25/42	12,549,114	2,396,002	(a)
Federal National Mortgage Association (FNMA), 2012-070 IW, IO	3.000%	2/25/27	4,596,992	532,539
Federal National Mortgage Association (FNMA), 2012-075 DS, IO	5.796%	7/25/42	31,134,784	6,371,877	(a)
Federal National Mortgage Association (FNMA), 2012-075 NS, IO	6.446%	7/25/42	10,789,603	1,960,500	(a)
Federal National Mortgage Association (FNMA), 2012-114 SB, IO	5.896%	10/25/42	19,309,405	4,251,018	(a)
Federal National Mortgage Association (FNMA), 2012-123 BI, IO	3.500%	11/25/32	5,580,988	987,696
Federal National Mortgage Association (FNMA), 2012-128 SL, IO	5.996%	11/25/42	843,005	194,897	(a)
Federal National Mortgage Association (FNMA), 2012-128 SQ, IO	5.996%	11/25/42	1,384,886	316,579	(a)
Federal National Mortgage Association (FNMA), 2012-133 SA, IO	5.996%	12/25/42	468,612	106,726	(a)
Federal National Mortgage Association (FNMA), 2012-134 SK, IO	5.996%	12/25/42	1,013,559	214,424	(a)
Federal National Mortgage Association (FNMA), 2012-135 AI, IO	3.000%	12/25/27	7,610,515	1,009,818
Federal National Mortgage Association (FNMA), 2012-148 IM, IO	3.000%	1/25/28	28,516,439	3,600,329
Federal National Mortgage Association (FNMA), 2012-149 AI, IO	3.000%	1/25/28	16,833,521	2,277,303
Federal National Mortgage Association (FNMA), 2013-009 BC	6.500%	7/25/42	1,474,873	1,646,715

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 63.3% (continued)
Federal National Mortgage Association (FNMA), 2013-009 CB	5.500%	4/25/42	$10,341,694	$11,474,844
Federal National Mortgage Association (FNMA), 2013-009 HS, IO	6.046%	7/25/41	9,627,592	1,855,701	(a)
Federal National Mortgage Association (FNMA), 2013-010 SJ, IO	5.996%	2/25/43	2,875,105	637,889	(a)
Federal National Mortgage Association (FNMA), 2013-037, IO	3.000%	4/25/33	22,780,727	3,817,143
Federal National Mortgage Association (FNMA), 2013-070 JZ	3.000%	7/25/43	4,397,723	3,432,243
Federal National Mortgage Association (FNMA), 364 13, IO	6.000%	9/1/35	303,258	61,075
Federal National Mortgage Association (FNMA), 383 18, IO	5.500%	1/25/38	490,233	85,321
Federal National Mortgage Association (FNMA), 383 20, IO	5.500%	7/25/37	338,758	59,092
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	66,053	11,600
Federal National Mortgage Association (FNMA), 407 42, IO	6.000%	1/25/38	208,589	34,685
Federal National Mortgage Association (FNMA), 407 C10, IO	5.000%	1/25/38	2,108,530	430,761
Federal National Mortgage Association (FNMA) STRIPS, 362 6, IO	5.000%	8/1/35	5,547,305	1,016,611
Federal National Mortgage Association (FNMA) STRIPS, 409 C14, IO	3.500%	4/25/42	39,429,505	8,600,442
Government National Mortgage Association (GNMA), 2002-057 FK	0.655%	8/16/32	1,185,130	1,191,866	(a)
Government National Mortgage Association (GNMA), 2003-094 SD, IO	6.405%	7/16/33	64,952	11,067	(a)
Government National Mortgage Association (GNMA), 2004-059 FP	0.455%	8/16/34	1,804,649	1,806,576	(a)
Government National Mortgage Association (GNMA), 2004-081 SK, IO	6.045%	10/16/34	2,054,294	337,681	(a)
Government National Mortgage Association (GNMA), 2006-025 SI, IO, PAC	6.543%	5/20/36	1,823,385	332,745	(a)
Government National Mortgage Association (GNMA), 2007-017 IB, IO	6.093%	4/20/37	11,185,207	1,932,807	(a)
Government National Mortgage Association (GNMA), 2007-045 QB, IO	6.443%	7/20/37	2,502,238	389,454	(a)
Government National Mortgage Association (GNMA), 2009-104 KS, IO, PAC	6.345%	8/16/39	3,879,321	300,056	(a)
Government National Mortgage Association (GNMA), 2009-H01 FA	1.307%	11/20/59	2,238,642	2,289,576	(a)
Government National Mortgage Association (GNMA), 2010-004 SI, IO	5.945%	11/16/34	5,113,062	789,038	(a)
Government National Mortgage Association (GNMA), 2010-009 UI, IO	5.000%	1/20/40	51,667,741	12,050,462
Government National Mortgage Association (GNMA), 2010-013, IO	0.522%	11/16/51	46,554,545	1,277,271	(a)
Government National Mortgage Association (GNMA), 2010-031 GS, IO, PAC-1	6.343%	3/20/39	209,684	30,503	(a)
Government National Mortgage Association (GNMA), 2010-041 HI, IO	5.000%	6/20/36	3,282,228	219,294
Government National Mortgage Association (GNMA), 2010-042 BS, IO	6.323%	4/20/40	41,559	7,532	(a)
Government National Mortgage Association (GNMA), 2010-059 LB, PAC-1	4.500%	10/20/39	3,700,000	3,940,112
Government National Mortgage Association (GNMA), 2010-059 SM, IO	5.845%	5/16/40	1,827,689	281,704	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 63.3% (continued)
Government National Mortgage Association (GNMA), 2010-085 HS, IO, PAC	6.493%	1/20/40	$113,061	$18,648	(a)
Government National Mortgage Association (GNMA), 2010-099 NI, IO, PAC-1	4.500%	9/20/37	1,400,000	235,757
Government National Mortgage Association (GNMA), 2010-102, IO	1.261%	6/16/52	5,943,509	339,056	(a)
Government National Mortgage Association (GNMA), 2010-109 CI, IO, PAC-1	4.500%	12/20/37	1,317,648	169,331
Government National Mortgage Association (GNMA), 2010-109 MI, IO, PAC-1	4.500%	10/20/37	2,711,333	330,308
Government National Mortgage Association (GNMA), 2010-118, IO	1.001%	4/16/53	10,062,066	480,247	(a)
Government National Mortgage Association (GNMA), 2010-151 AI, IO	4.500%	5/20/37	20,015,839	3,154,600
Government National Mortgage Association (GNMA), 2010-157 LS, IO, PAC	6.383%	4/20/38	6,023,869	942,581	(a)
Government National Mortgage Association (GNMA), 2010-168 MI, IO, PAC	4.500%	7/20/37	3,449,996	348,125
Government National Mortgage Association (GNMA), 2010-H02 FA	0.835%	2/20/60	6,328,096	6,365,935	(a)
Government National Mortgage Association (GNMA), 2011-002 NS, IO, PAC	5.925%	3/16/39	1,162,645	152,403	(a)
Government National Mortgage Association (GNMA), 2011-040 EI, IO	4.000%	12/16/25	1,354,803	140,040
Government National Mortgage Association (GNMA), 2011-040 MI, IO, PAC-1	4.500%	1/16/38	2,638,611	220,511
Government National Mortgage Association (GNMA), 2011-070 PO, PO	0.000%	5/16/41	9,531,868	7,518,069
Government National Mortgage Association (GNMA), 2011-113 PQ	5.000%	6/20/39	2,800,000	3,039,929
Government National Mortgage Association (GNMA), 2011-135 D	5.000%	4/16/40	1,600,000	1,751,149
Government National Mortgage Association (GNMA), 2011-142 IO, IO	0.950%	9/16/46	28,829,605	1,502,642	(a)
Government National Mortgage Association (GNMA), 2012-013 SK, IO	6.493%	2/20/41	6,709,440	1,137,399	(a)
Government National Mortgage Association (GNMA), 2012-021 QS, IO, PAC	6.493%	2/20/42	10,356,905	2,251,634	(a)
Government National Mortgage Association (GNMA), 2012-038 MI, IO, PAC	4.000%	3/20/42	30,554,393	5,896,720
Government National Mortgage Association (GNMA), 2012-044 IO, IO	0.981%	3/16/49	13,451,874	822,259	(a)
Government National Mortgage Association (GNMA), 2012-047 CI, IO, PAC	4.000%	3/20/42	25,471,377	5,188,611
Government National Mortgage Association (GNMA), 2012-051 GI, IO, PAC	3.500%	7/20/40	3,477,008	569,161
Government National Mortgage Association (GNMA), 2012-087 IO, IO	0.921%	8/16/52	77,716,141	5,202,124	(a)
Government National Mortgage Association (GNMA), 2012-112 IO, IO	0.858%	2/16/53	22,028,766	1,464,549	(a)
Government National Mortgage Association (GNMA), 2012-114 IO, IO	1.033%	1/16/53	6,145,253	538,662	(a)
Government National Mortgage Association (GNMA), 2012-125 IO, IO	0.857%	2/16/53	10,074,058	711,606	(a)
Government National Mortgage Association (GNMA), 2012-128 IE, IO	3.500%	10/16/42	17,252,199	3,739,607
Government National Mortgage Association (GNMA), 2013-005 BI, IO	3.500%	1/20/43	15,859,240	3,579,180
Government National Mortgage Association (GNMA), 2013-010 AI, IO	3.500%	1/20/43	4,259,422	986,054

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 63.3% (continued)
Government National Mortgage Association (GNMA), 2013-010 BI, IO	3.500%	1/16/43	$10,369,173	$2,438,673
Government National Mortgage Association (GNMA), 2013-027 PZ, PAC-11	3.500%	2/20/43	990,964	826,497
Government National Mortgage Association (GNMA), 2013-037 JZ, PAC-11	3.500%	3/20/43	1,116,192	930,054
Government National Mortgage Association (GNMA), 2013-054 JZ, PAC-11	3.500%	4/20/43	818,494	686,365
Government National Mortgage Association (GNMA), 2013-062 IP, IO	4.500%	7/20/40	9,732,352	1,745,562
Government National Mortgage Association (GNMA), 2013-088 SL, IO	4.093%	5/20/43	5,928,446	710,159	(a)
Government National Mortgage Association (GNMA), 2013-090 PI, IO, PAC-1	3.500%	10/20/41	14,401,321	2,400,480
Government National Mortgage Association (GNMA), 2013-113 AZ	3.000%	8/20/43	6,630,594	4,798,114
Government National Mortgage Association (GNMA), 2013-116 BS, IO	5.995%	8/16/43	9,997,520	1,776,106	(a)
Government National Mortgage Association (GNMA), 2013-119 TZ	3.000%	8/20/43	10,150,941	8,320,701
Government National Mortgage Association (GNMA), 2013-138 IO, IO	0.770%	11/16/54	38,296,023	2,079,474	(a)
Government National Mortgage Association (GNMA), 2013-142 IO, IO	0.982%	9/16/51	15,066,888	1,155,691	(a)
Government National Mortgage Association (GNMA), 2013-145 IO, IO	1.124%	9/16/44	7,621,142	605,890	(a)
Government National Mortgage Association (GNMA), 2013-147 QS, IO, PAC	6.593%	12/20/39	2,180,263	442,230	(a)
Government National Mortgage Association (GNMA), 2013-152 HS, IO, PAC	6.543%	6/20/43	19,726,623	4,173,449	(a)
Government National Mortgage Association (GNMA), 2013-157 IA, IO	3.500%	4/20/40	13,714,993	2,491,238
Government National Mortgage Association (GNMA), 2013-163, IO	1.215%	2/16/46	19,742,825	1,628,783	(a)(c)
Government National Mortgage Association (GNMA), 2013-175 IO, IO	0.994%	5/16/55	29,209,664	1,854,624	(a)
Government National Mortgage Association (GNMA), 2014-001 IO, IO	0.894%	9/16/55	49,918,294	3,095,009	(a)
Government National Mortgage Association (GNMA), 2014-016 IO, IO	1.040%	6/16/55	15,195,792	1,089,174	(a)
Government National Mortgage Association (GNMA), 2014-025 VI, IO	5.000%	2/20/44	6,900,190	1,604,056
Government National Mortgage Association (GNMA), 2014-050 IO, IO	1.041%	9/16/55	8,130,000	622,258	(a)
Government National Mortgage Association (GNMA), 2014-47 IA, IO	1.385%	2/16/48	8,270,000	701,658	(a)(c)
GSMPS Mortgage Loan Trust, 2004-4 2A1	3.319%	6/25/34	2,150,914	1,966,620	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.504%	1/25/35	2,711,354	2,298,659	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.504%	3/25/35	3,585,762	3,161,825	(a)(b)
GSMPS Mortgage Loan Trust, 2006-RP1 1AF1	0.504%	1/25/36	3,426,562	2,929,628	(a)(b)
GSMPS Mortgage Loan Trust, 2006-RP2 1AF1	0.554%	4/25/36	3,269,600	2,794,808	(a)(b)
HarborView Mortgage Loan Trust, 2006-07 2A1A	0.356%	9/19/46	593,287	463,276	(a)
Homebanc Mortgage Trust, 2004-2 A1	0.894%	12/25/34	4,456,018	4,225,170	(a)
HSI Asset Loan Obligation Trust, 2006-2 1A8, IO	6.476%	12/25/36	12,181,358	2,989,933	(a)
IMPAC CMB Trust, 2004-07 1A1	0.894%	11/25/34	659,399	626,085	(a)
IMPAC CMB Trust, 2004-10 3A1	0.854%	3/25/35	652,170	622,811	(a)
IMPAC CMB Trust, 2007-A A	0.404%	5/25/37	1,116,559	1,091,072	(a)
IMPAC Secured Assets Corp., 2004-3 1A4	0.954%	11/25/34	116,807	114,615	(a)
IMPAC Secured Assets Corp., 2005-2 A1	0.474%	3/25/36	478,440	335,656	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 63.3% (continued)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.467%	3/25/35	$289,546	$286,275	(a)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	2.628%	10/25/35	727,123	628,541	(a)
Indymac Index Mortgage Loan Trust, 2007-AR07 1A1	2.815%	11/25/37	3,922,378	3,746,098	(a)
Lehman Mortgage Trust, 2006-4 2A2, IO	6.946%	8/25/36	6,836,260	1,693,181	(a)
Lehman Mortgage Trust, 2007-1 2A3, IO	6.476%	2/25/37	20,880,478	5,533,650	(a)
Luminent Mortgage Trust, 2006-4 A1A	0.344%	5/25/46	268,973	204,111	(a)
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.180%	12/25/34	17,702	17,736	(a)
MASTR Adjustable Rate Mortgages Trust, 2006-0A1 1A1	0.364%	4/25/46	219,384	166,102	(a)
MASTR Adjustable Rate Mortgages Trust, 2007-3 12A1	0.354%	5/25/47	286,323	223,314	(a)
MASTR Reperforming Loan Trust, 2006-2 1A1	4.837%	5/25/36	893,934	856,412	(a)(b)
Morgan Stanley Mortgage Loan Trust, 2004-6AR	2.782%	8/25/34	262,295	258,505	(a)
Morgan Stanley Mortgage Loan Trust, 2006-8AR 1A2	0.224%	6/25/36	56,460	26,582	(a)
Novastar Mortgage-Backed Notes, 2006-MTA1 2A1A	0.344%	9/25/46	407,414	341,436	(a)
Prime Mortgage Trust, 2006-CL1 A1	0.654%	2/25/35	421,792	395,845	(a)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	2,170,142	2,156,958	(b)
Provident Funding Mortgage Loan Trust, 2005-1 1A1	2.604%	5/25/35	50,642	50,641	(a)
Residential Accredit Loans Inc., 2007-QO4 A1	0.354%	5/25/47	1,999,206	1,596,392	(a)
Residential Accredit Loans Inc., 2007-QO4 A1A	0.344%	5/25/47	1,601,405	1,277,115	(a)
Residential Funding Mortgage Securities I, 2005-SA3 1A	2.857%	8/25/35	6,891,645	5,577,409	(a)
Structured ARM Loan Trust, 2004-10 3A2	2.481%	8/25/34	2,175,002	2,187,262	(a)
Structured ARM Loan Trust, 2004-17 A1	1.016%	11/25/34	145,788	135,375	(a)
Structured ARM Loan Trust, 2005-02 A2	0.404%	2/25/35	357,437	301,388	(a)
Structured ARM Loan Trust, 2005-05 A3	0.384%	5/25/35	118,321	117,294	(a)
Structured ARM Loan Trust, 2005-11 3A	2.440%	5/25/35	2,231,237	2,107,082	(a)
Structured Asset Mortgage Investments Inc., 2005-AR8 A1A	0.434%	2/25/36	4,873,775	3,838,687	(a)
Structured Asset Mortgage Investments Inc., 2006-AR6 1A1	0.334%	7/25/46	279,790	221,823	(a)
Structured Asset Securities Corp., 2003-26A 3A5	2.443%	9/25/33	866,834	865,622	(a)
Structured Asset Securities Corp., 2005-RF1 A	0.504%	3/25/35	332,164	281,041	(a)(b)
Structured Asset Securities Corp., 2005-RF2 A	0.504%	4/25/35	8,744,542	7,476,041	(a)(b)
Structured Asset Securities Corp., 2005-RF3 1A	0.504%	6/25/35	485,546	396,241	(a)(b)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.054%	3/25/44	55,933	50,486	(a)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.095%	9/25/37	57,076	60,126	(a)
Voyager Countywide Delaware Trust, 2009-1 3QB1, IO	0.405%	3/16/30	1,826,923	1,422,786	(a)(b)
WaMu Mortgage Pass-Through Certificates, 2007-HY3 1A1	2.080%	3/25/37	2,199,504	1,796,016	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.474%	8/25/45	1,416,792	1,324,841	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.444%	10/25/45	114,675	106,269	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR15 A1A2	0.434%	11/25/45	226,092	203,073	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.424%	12/25/45	812,626	761,945	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.444%	12/25/45	91,916	85,203	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 63.3% (continued)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR06 2A	1.089%	8/25/46	$4,788,713	$3,309,101	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR07 2A	1.109%	7/25/46	339,822	288,221	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-0A5 1A	0.879%	6/25/47	555,043	495,230	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, Whole Loan, 2003-AR5 A7	2.449%	6/25/33	161,995	164,941	(a)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $531,710,837)				542,805,527

ASSET-BACKED SECURITIES - 7.2%
ACE Securities Corp., 2004-HE4 M2	1.129%	12/25/34	3,738,447	3,564,407	(a)
ACE Securities Corp., 2004-OP1 M1	0.934%	4/25/34	1,113,431	1,046,972	(a)
ACE Securities Corp., 2005-SD3 A	0.554%	8/25/45	17,076	17,068	(a)
ACE Securities Corp., 2006-GP1 A	0.414%	2/25/31	43,371	40,785	(a)
ACE Securities Corp., 2006-SD1 A1B	0.504%	2/25/36	193,115	191,644	(a)
ACE Securities Corp., 2006-SL2 A	0.494%	1/25/36	1,149,439	171,199	(a)
Ameriquest Mortgage Securities Inc., 2002-C M1	3.529%	11/25/32	2,972,630	2,948,622	(a)
Argent Securities Inc., 2004-W6 AF	3.623%	5/25/34	873,805	887,762
Bayview Financial Acquisition Trust, 2006-B 2A4	0.423%	4/28/36	370,522	359,120	(a)
Compucredit Acquired Portfolio Voltage Master Trust, 2006-1A A1	0.322%	9/17/18	128,982	128,982	(a)(b)
Countrywide Asset-Backed Certificates, 2002-S3 M1	4.800%	5/25/32	44,365	44,502	(a)
Countrywide Asset-Backed Certificates, 2006-SD3 A1	0.484%	7/25/36	979,564	727,047	(a)(b)
Countrywide Home Equity Loan Trust, 2004-I A	0.442%	2/15/34	517,998	460,931	(a)
Countrywide Home Equity Loan Trust, 2006-E 2A	0.292%	7/15/36	129,353	102,406	(a)
Credit-Based Asset Servicing and Securitization LLC, 2003-RP1 M1	1.704%	3/25/33	4,046,923	3,847,511	(a)(b)
EMC Mortgage Loan Trust, 2006-A A1	0.604%	12/25/42	1,183,943	1,112,166	(a)(b)
Fremont Home Loan Trust, 2002-1 M1	1.404%	8/25/33	3,572,976	3,207,682	(a)
GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.364%	11/25/36	329,225	263,802	(a)
GSAA Home Equity Trust, 2007-4 A2	0.354%	3/25/37	2,730,787	1,412,407	(a)
GSAMP Trust, 2003-SEA A1	0.554%	2/25/33	145,811	136,371	(a)
GSAMP Trust, 2004-SEA2 M2	1.404%	3/25/34	7,000,000	6,328,245	(a)
IMC Home Equity Loan Trust, 1998-1 A5	7.450%	6/20/29	6,571,504	6,700,844
Indymac Seconds Asset Backed Trust, 2006-A A	0.414%	6/25/36	358,229	90,642	(a)
Long Beach Mortgage Loan Trust, 2001-3 M1	0.979%	9/25/31	923,789	791,704	(a)
Morgan Stanley ABS Capital I, 2002-HE3 M1	1.804%	3/25/33	3,009,894	2,831,705	(a)
Morgan Stanley Mortgage Loan Trust, 2006-4SL A1	0.454%	3/25/36	513,003	212,227	(a)
New Century Home Equity Loan Trust, 2003-B M2	2.629%	11/25/33	10,910	10,375	(a)
Novastar Home Equity Loan, 2003-2 A2	0.834%	9/25/33	295,255	290,459	(a)
Park Place Securities Inc., 2004-WCW1 M3	1.404%	9/25/34	3,343,000	3,013,337	(a)
Quest Trust, 2005-X1 M2	0.954%	3/25/35	4,696,941	4,544,359	(a)(b)
RAAC Series, 2005-SP2 2A	0.454%	6/25/44	2,958,862	2,377,907	(a)
RAAC Series, 2006-RP2 A	0.404%	2/25/37	62,408	60,708	(a)(b)
RAAC Series, 2006-RP3 A	0.424%	5/25/36	1,131,354	998,258	(a)(b)
Renaissance Home Equity Loan Trust, 2003-3 A	0.654%	12/25/33	503,581	494,205	(a)
Residential Asset Securities Corp., 2004-KS9 AI5	5.330%	10/25/34	1,952,838	1,518,097
SACO I Trust, 2006-4 A1	0.494%	3/25/36	303,524	435,809	(a)
SACO I Trust, 2006-6 A	0.414%	6/25/36	463,974	695,413	(a)
SACO I Trust, 2006-7 A1	0.414%	7/25/36	90,965	135,040	(a)
Structured Asset Investment Loan Trust, 2003-BC1 A2	0.834%	1/25/33	310,402	303,376	(a)
Structured Asset Securities Corp., 2002-AL1 A3	3.450%	2/25/32	2,325,774	2,301,485
Structured Asset Securities Corp., 2002-BC1 M2	3.604%	8/25/32	4,403,468	4,173,417	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - 7.2% (continued)
Structured Asset Securities Corp., 2006-ARS1 A1	0.374%	2/25/36	$1,463,409	$102,755	(a)(b)
Structured Asset Securities Corp., 2006-W1A A4	0.304%	8/25/46	3,300,000	2,799,152	(a)(b)
Truman Capital Mortgage Loan Trust, 2005-1 A	0.584%	3/25/37	205,688	201,251	(a)(b)

TOTAL ASSET-BACKED SECURITIES (Cost - $60,183,825)				62,082,156

MORTGAGE-BACKED SECURITIES - 19.0%
FHLMC - 2.7%
Federal Home Loan Mortgage Corp. (FHLMC)	8.000%	7/1/20	4,868	5,157
Federal Home Loan Mortgage Corp. (FHLMC)	9.500%	1/1/21	174,328	189,521
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	8/1/33	645,558	713,104
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	8/1/43	19,561,238	20,185,469
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	11/1/15-7/1/32	748,923	837,406
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	1/1/16-4/1/37	843,493	933,484
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	3/1/17-1/1/32	452,088	491,057
Federal Home Loan Mortgage Corp. (FHLMC), Gold	8.000%	12/1/19	2,327	2,351
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35	51,028	56,286

Total FHLMC				23,413,835

FNMA - 10.3%
Federal National Mortgage Association (FNMA)	12.500%	9/20/15-1/15/16	409	412
Federal National Mortgage Association (FNMA)	12.000%	1/1/16-1/15/16	2,252	2,319
Federal National Mortgage Association (FNMA)	5.500%	5/1/16-12/1/16	130,872	139,535
Federal National Mortgage Association (FNMA)	6.500%	7/1/16-6/1/32	33,570	36,963
Federal National Mortgage Association (FNMA)	5.000%	2/1/18-12/1/18	421,994	449,577
Federal National Mortgage Association (FNMA)	8.500%	8/1/19-10/1/30	187,608	219,384
Federal National Mortgage Association (FNMA)	11.500%	9/1/19	27	27
Federal National Mortgage Association (FNMA)	10.500%	8/1/20	2,256	2,549
Federal National Mortgage Association (FNMA)	7.000%	1/1/25-9/1/34	9,404,200	10,788,665
Federal National Mortgage Association (FNMA)	6.000%	2/1/29-2/1/37	3,032,975	3,402,068
Federal National Mortgage Association (FNMA)	3.500%	4/16/29-5/12/44	17,100,000	17,239,875	(d)
Federal National Mortgage Association (FNMA)	7.500%	8/1/29-4/1/32	491,748	550,463
Federal National Mortgage Association (FNMA)	4.000%	9/1/33-10/1/33	9,088,142	9,588,246
Federal National Mortgage Association (FNMA)	4.500%	3/1/38-6/1/41	3,019,260	3,237,361
Federal National Mortgage Association (FNMA)	3.000%	1/1/43	761,980	730,005
Federal National Mortgage Association (FNMA)	4.000%	5/12/44	40,000,000	41,431,250	(d)

Total FNMA				87,818,699

GNMA - 6.0%
Government National Mortgage Association (GNMA)	8.500%	6/15/25	85,864	104,270
Government National Mortgage Association (GNMA)	7.000%	2/15/28-3/15/36	6,939,528	7,991,283
Government National Mortgage Association (GNMA)	7.500%	4/15/29-10/15/31	246,923	267,997
Government National Mortgage Association (GNMA)	7.500%	6/15/31	351	353	(a)
Government National Mortgage Association (GNMA)	6.500%	10/15/31-10/20/37	1,501,118	1,692,204
Government National Mortgage Association (GNMA)	6.000%	11/15/32	1,076,210	1,239,297
Government National Mortgage Association (GNMA)	4.500%	2/15/40	3,790,397	4,104,627
Government National Mortgage Association (GNMA)	5.000%	4/15/40-5/20/41	16,430,074	18,073,946

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
GNMA - 6.0% (continued)
Government National Mortgage Association (GNMA)	1.989%	6/20/60	$4,760,934	$5,038,894	(a)
Government National Mortgage Association (GNMA) II	3.500%	4/22/44	12,500,000	12,759,765	(d)
Government National Mortgage Association (GNMA) II	1.212%	8/20/58	122,126	124,021	(a)

Total GNMA				51,396,657

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $160,703,247)				162,629,191

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 5.8%
U.S. Government Obligations - 5.8%
U.S. Treasury Bonds	3.625%	2/15/44	9,490,000	9,601,213
U.S. Treasury Notes	2.750%	2/15/24	39,640,000	39,729,824

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $48,963,238)				49,331,037

		EXPIRATION DATE	NOTIONAL AMOUNT
PURCHASED OPTIONS - 0.0%
Interest rate swaption with Goldman Sachs Group Inc., Put @ 3.04% (Cost - $232,500)		5/20/14	300,000,000	25,266	(c)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $801,793,647)				816,873,177

		MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 13.2%
U.S. Government Agencies - 5.0%
Federal Home Loan Bank (FHLB), Discount Notes	0.075%	8/15/14	28,000,000	27,995,772	(e)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.130%	6/23/14	15,000,000	14,999,310	(e)

Total U.S. Government Agencies (Cost - $42,987,571)				42,995,082

Repurchase Agreements - 8.2%
Barclays Capital Inc. repurchase agreement dated 3/31/14; Proceeds at maturity $70,300,078; (Fully collateralized by U.S. government obligations, 2.000% due 11/30/20; Market value - $71,705,959) (Cost - $70,300,000)	0.040%	4/1/14	70,300,000	70,300,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $113,287,571)				113,295,082

TOTAL INVESTMENTS - 108.5% (Cost - $915,081,218#)				930,168,259
Liabilities in Excess of Other Assets - (8.5)%				(72,627,279)

TOTAL NET ASSETS - 100.0%				$857,540,980

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(e)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
CMB	— Cash Management Bill
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only
REMIC	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Mortgage Backed Securities Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Collateralized mortgage obligations	—	$532,846,056	$9,959,471	$542,805,527
Asset-backed securities	—	62,082,156	—	62,082,156
Mortgage-backed securities	—	162,629,191	—	162,629,191
U.S. government & agency obligations	—	49,331,037	—	49,331,037
Purchased options	—	25,266	—	25,266

Total long-term investments	—	$806,913,706	$9,959,471	$816,873,177

Short-term investments†	—	113,295,082	—	113,295,082

Total investments	—	$920,208,788	$9,959,471	$930,168,259

Other financial instruments:
Futures contracts	$707,843	—	—	$707,843
OTC total return swaps‡	—	$2,979	—	2,979

Total other financial instruments	$707,843	$2,979	—	$710,822

Total	$707,843	$920,211,767	$9,959,471	$930,879,081

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$507,621	—	—	$507,621
OTC total return swaps‡	—	$18,342	—	18,342

Total	$507,621	$18,342	$—	$525,963

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS
Balance as of December 31, 2013	$1,700,090
Accrued premiums/discounts	1,185
Realized gain (loss)	—
Change in unrealized appreciation
(depreciation)(1)	(25,142)
Purchases	9,961,473
Sales	(49,352)
Transfers into Level 3	—
Transfers out of Level 3(2)	(1,628,783)

Balance as of March 31, 2014	$9,959,471

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2014(1)	$88

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(2)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written

Notes to Schedule of Investments (unaudited) (continued)

call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended March 31, 2014, see Note 3.

Interest rate swaps

The Fund may enter into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(g) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

Notes to Schedule of Investments (unaudited) (continued)

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(h) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Notes to Schedule of Investments (unaudited) (continued)

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of March 31, 2014, the Fund held OTC total return swaps with credit related contingent features which had a liability position of $18,342. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$35,775,274
Gross unrealized depreciation	(20,688,233)

Net unrealized appreciation	$15,087,041

At March 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	150	6/16	$36,849,863	$36,841,875	$(7,988)
U.S. Treasury 10-Year Notes	599	6/14	74,464,712	73,976,500	(488,212)
U.S. Treasury Long-Term Bonds	139	6/14	18,528,827	18,517,406	(11,421)
U.S. Treasury Ultra Long-Term Bonds	48	6/14	6,783,054	6,934,500	151,446

					$(356,175)

Contracts to Sell:
90-Day Eurodollar	150	6/18	36,243,263	36,206,250	37,013
U.S. Treasury 2-Year Notes	300	6/14	65,952,149	65,868,750	83,399
U.S. Treasury 5-Year Notes	1,000	6/14	119,389,110	118,953,125	435,985

					$556,397

Net unrealized gain on open futures contracts					$200,222

During the period ended March 31, 2014, written option transactions for the Fund were as follows:

	Contracts	Premiums
Written options, outstanding as of December 31, 2013	306	$539,287
Options written	—	—
Options closed	(306)	(539,287)
Options exercised	—	—
Options expired	—	—

Written options, outstanding as of March 31, 2014	—	—

At March 31, 2014, the Fund held TBA securities with a total cost of $71,377,289.

Notes to Schedule of Investments (unaudited) (continued)

At March 31, 2014, the Fund held the following open swap contracts:

OTC TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
JP Morgan Securities Inc.	$6,179,566	1/12/40	1-Month LIBOR	IOS.FN30.500.09	$20,511	$(19,771)
JP Morgan Securities Inc.	6,179,232	1/12/40	1-Month LIBOR	IOS.FN30.450.09	(4,917)	(802)
Citigroup Global Markets	6,179,232	1/12/40	1-Month LIBOR	IOS.FN30.450.09	33,088	(38,807)
Citigroup Global Markets	2,459,910	1/12/41	1-Month LIBOR	IOS.FN30.450.09	12,016	(13,142)
JP Morgan Securities Inc.	6,179,566	1/12/40	1-Month LIBOR	IOS.FN30.500.09	52,446	(51,706)
Credit Suisse First Boston Inc.	12,620,407	1/12/41	1-Month LIBOR	IOS.FN30.450.10	(14,754)	8,976
Bank of America Securities LLC	12,521,753	1/12/40	1-Month LIBOR	IOS.FN30.500.09	(12,544)	14,043

Total	$52,319,666				$85,846	$(101,209)

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

At March 31, 2014, the Fund held collateral received from Goldman Sachs Group Inc. in the amount of $124,201 on interest rate swaptions valued at $25,266. Net exposure to the counterparty was $(98,935). Net exposure represents the net receivable/payable that would be due from/to the counterparty in the event of default.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2014.

		Futures Contracts
Primary Underlying Risk	Purchased Options, at value	Unrealized Appreciation	Unrealized Depreciation	OTC Swap Contracts, at value	Total
Interest Rate Risk	$25,266	$707,843	$(507,621)	$(15,363)	$210,125

During the period ended March 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$288,567
Written options†	197,227
Futures contracts (to buy)	112,612,180
Futures contracts (to sell)	189,141,242

Average Notional Balance
Interest rate swap contracts†	$18,750,000
Total return swap contracts	48,981,699

†	At March 31, 2014, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 23, 2014